Saga Communications, Inc.
Reports 1st Quarter 2006 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — May 4, 2006 — Saga Communications, Inc. (NYSE-SGA) today reported net operating revenue for the three month period decreased 2.0% from the comparable period in 2005 to $31.2 million, operating income decreased 15.8% to $4.5 million and station operating expense was approximately flat with the same period last year at $24.7 million (station operating expense includes depreciation and amortization attributable to the stations). Net income decreased 29.6% to $1.5 million ($.07 per fully diluted share) for the quarter ended March 31, 2006 compared to $2.2 million ($.10 per fully diluted share) for 2005. Free cash flow increased to $1.9 million for the quarter from $696 thousand for the comparable period last year. On a same station basis for the year, net operating revenue decreased 3.9% to $30.6 million, operating income decreased 15.8% to $4.5 million and station operating expense decreased 2.5% to $24.1 million.
Capital expenditures in the first quarter of 2006 were approximately $2.0 million with approximately $0.4 million being spent as a result of acquisitions.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2006 and 2005 acquisitions and dispositions occurred as of January 1, 2005.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 26 markets, including 57 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market. The closing of this transaction is subject to receiving FCC approval. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s first quarter 2006 results conference call will be on Thursday, May 4 at 10:00AM. The dial in number for domestic calls is 877/209-0397. For international callers the number is 612/332-1213. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 824873. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Month Periods
Ended March 31, 2006 and 2005
(amounts in 000’s except per share data)

	Three Months Ended
	March 31,
	2006	2005
Operating Results
Net Operating Revenue	$31,191	$31,830
Station operating expense	24,703	24,698
Corporate general and administrative	1,981	1,778

Operating income	4,507	5,354
Interest expense	2,277	1,623
Other (income) expense, net	(355)	67

Income before income tax	2,585	3,664
Income tax expense	1,060	1,499

Net income	$1,525	$2,165

Earnings per share
Basic	$0.07	$0.10

Diluted	$0.07	$0.10

Weighted average common shares	20,480	20,631
Weighted average common shares and common shares equivalents	20,503	20,941

Free Cash Flow
Net Income	$1,525	$2,165
Plus: Depreciation and amortization:
Station	1,931	2,095
Corporate	48	50
Deferred tax provision	460	561
Other (income) expense, net	(355)	67
Non-cash compensation	230	25
Less: Capital expenditures	(1,967)	(4,267)

Free cash flow	$1,872	$696

Balance Sheet Data
Working capital	$24,222	$17,141
Net fixed assets	69,621	71,268
Net intangible assets and other assets	206,116	196,568
Total assets	312,061	302,243
Long term debt (including current portion of $0 and $1,061, respectively)	141,911	140,911
Stockholders’ equity	127,610	118,665

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
March 31, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2006	2005	2006	2005	2006	2005
Consolidated
Net operating revenue	$31,191	$31,830	$30,577	$31,830	$31,191	$32,397
Station operating expense	24,703	24,698	24,087	24,698	24,703	25,281
Corporate general and administrative	1,981	1,778	1,981	1,778	1,981	1,778
Impairment of intangible assets	—	—	—	—	—	—

Operating income	4,507	5,354	$4,509	$5,354	4,507	5,338

Interest expense	2,277	1,623			2,277	1,755
Other expense, net	(355)	67			(355)	57
Income tax expense	1,060	1,499			1,060	1,447

Net income	$1,525	$2,165			$1,525	$2,079

Earnings per share:
Basic	$0.07	$0.10			$0.07	$0.10

Diluted	$0.07	$0.10			$0.07	$0.10

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2006	2005	2006	2005	2006	2005
Radio Segment
Net operating revenue	$27,280	$28,372	$26,666	$28,372	$27,280	$28,939
Station operating expense	21,415	21,409	20,799	21,409	21,415	21,992

Operating income	$5,865	$6,963	$5,867	$6,963	$5,865	$6,947

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2006	2005	2006	2005	2006	2005
Television Segment
Net operating revenue	$3,911	$3,458	$3,911	$3,458	$3,911	$3,458
Station operating expense	3,288	3,289	3,288	3,289	3,288	3,289

Operating income	$623	$169	$623	$169	$623	$169

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2006	2005	2006	2005	2006	2005
Depreciation and amortization by segment
Radio Segment	$1,539	$1,653	$1,399	$1,653	$1,539	$1,791
Television Segment	392	442	392	442	392	442
Corporate and Other	48	50	48	50	48	50

	$1,979	$2,145	$1,839	$2,145	$1,979	$2,283

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
March 31, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2006	2005	2005	2005	2005
Consolidated
Net operating revenue	$31,191	$32,397	$38,000	$35,961	$35,445
Station operating expense	24,703	25,281	27,030	26,110	26,947
Corporate general and administrative	1,981	1,778	2,348	1,934	2,114
Impairment of intangible assets	—	—	—	—	1,168

Operating income	4,507	5,338	8,622	7,917	5,216
Interest expense	2,277	1,755	1,894	2,082	2,075
Other (income) expense, net	(355)	57	1,466	(35)	1,165
Income tax expense	1,060	1,447	2,196	2,430	87

Net income	$1,525	$2,079	$3,066	$3,440	$1,889

Earnings per share:
Basic	$0.07	$0.10	$0.15	$0.17	$0.09

Diluted	$0.07	$0.10	$0.15	$0.17	$0.09

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2006	2005	2005	2005	2005
Radio Segment
Net operating revenue	$27,280	$28,939	$34,051	$32,263	$31,357
Station operating expense	21,415	21,992	23,690	22,728	23,514
Impairment of intangible assets	—	—	—	—	890

Operating income	$5,865	$6,947	$10,361	$9,535	$6,953

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2006	2005	2005	2005	2005
Television Segment
Net operating revenue	$3,911	$3,458	$3,949	$3,698	$4,088
Station operating expense	3,288	3,289	3,340	3,382	3,433
Impairment of intangible assets	—	—	—	—	278

Operating income	$623	$169	$609	$316	$377

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2006	2005	2005	2005	2005
Depreciation and amortization by segment
Radio Segment	$1,539	$1,791	$1,808	$1,812	$1,894
Television Segment	392	442	422	446	456
Corporate and Other	48	50	49	50	50

	$1,979	$2,283	$2,279	$2,308	$2,400

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
March 31, 2006 and 2005
(Unaudited)
Reconciliation of As Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2006	Period	2006	2005	Period	2005
Consolidated
Net operating revenue	$31,191	($614)	$30,577	$31,830	$—	$31,830
Station operating expense	24,703	(616)	24,087	24,698	—	24,698
Corporate general and administrative	1,981	—	1,981	1,778	—	1,778

Operating income	$4,507	$2	$4,509	$5,354	$—	$5,354

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2006	Period	2006	2005	Period	2005
Radio Segment
Net operating revenue	$27,280	($614)	$26,666	$28,372	$—	$28,372
Station operating expense	21,415	(616)	20,799	21,409	—	21,409

Operating income	$5,865	$2	$5,867	$6,963	$—	$6,963

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2006	Period	2006	2005	Period	2005
Television Segment
Net operating revenue	$3,911	$—	$3,911	$3,458	$—	$3,458
Station operating expense	3,288	—	3,288	3,289	—	3,289

Operating income	$623	$—	$623	$169	$—	$169